EVANS BANK, N.A.

2020 EXECUTIVE INCENTIVE RETIREMENT PLAN

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AMENDMENT

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This Amendment (the “Amendment”) is made to the Evans Bank, N.A. (“Bank”) 2020 Executive Incentive Retirement Plan (the “Plan”),  effective as of May 9, 2024.

WHEREAS, the Bank adopted the Plan effective as of January 1, 2020;

WHEREAS, the Bank wishes to amend the Plan to (i) expand the non-solicitation restrictions to include customers of the Bank, and (ii) remove the non-competition restrictions; and

WHEREAS,  Section 8.1 of the Plan provides that the Bank may amend the Plan provided that such amendment does not decrease or restrict any Deferred Benefit Account maintained pursuant to any existing award under the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.Section 3.3(c)(ii) of the Plan.  Section 3.3(c)(ii) of the Plan is hereby amended and restated to read as follows:

“(ii)  solicit, provide any information, advice or recommendation or take any other action intended (or that a reasonable person acting in like circumstances would expect) to have the effect of causing any customer of the Company or its affiliates to terminate an existing business or commercial relationship with the Company or its affiliates.”

2.The Evans Agency, LLC and Frontier Claim Services, Inc.  All references in the Plan to The Evans Agency, LLC and Frontier Claim Services, Inc. are hereby deleted.

3.Capitalized Terms.  Capitalized terms herein shall have the meanings ascribed to them in the Plan except as otherwise expressly provided in this Amendment.

4.Effect of Amendment.  Except and to the extent modified by this Amendment, the provisions of the Plan shall remain in full force and effect and are hereby incorporated into and made a part of this Amendment.

[Signature Page to Follow]

IN WITNESS WHEREOF, this Amendment has been adopted by the Bank as of the day and year first written above.

   EVANS BANK, N.A.

By: 05/09/2024

Name: David Nasca

Title: President & Chief Executive Officer